UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): March 21, 2005

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)

          Delaware                       1-15062                   13-4099534
         ----------                     ---------                 -------------

   (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                     Identification No.)

                One Time Warner Center, New York, New York 10019
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                ----------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01  Other Events.

Time  Warner  Inc.  Announces   Settlement  with  the  Securities  and  Exchange
Commission

     On March 21, 2005, Time Warner Inc. (the "Company") issued a press release announcing that the Securities and Exchange Commission (the "SEC") has approved the proposed settlement, which resolves the SEC's pending investigation of the Company. The proposed settlement was first announced on December 15, 2004.

     Under the settlement approved by the SEC, the Company agreed, without admitting or denying any wrongdoing, to be enjoined from future violations of certain provisions of the securities laws and to comply with a cease-and-desist order issued by the SEC to America Online, Inc. in May 2000. In addition, as previously disclosed, the settlement requires the Company to pay a civil penalty of $300 million, adjust its historical accounting for certain transactions involving advertising revenues that were recognized during 2000, 2001 and 2002, adjust its historical accounting for its investment in and consolidation of AOL Europe S.A., and agree to the appointment of an independent examiner who will review whether the Company's historical accounting for certain other transactions with 17 counterparties identified by the SEC staff was in conformity with U.S. generally accepted accounting principles. In connection with the settlement, the Company's financial results for each of the years ended December 31, 2000 through December 31, 2003 have been restated to adjust the accounting, and the Annual Report on Form 10-K for the year ended December 31, 2004 that the Company filed with the SEC on March 11, 2005 reflects such restatements. Depending on the independent examiner's conclusions, a further restatement might be necessary.

     The Company's chief financial officer, controller and deputy controller have also reached settlements approved by the SEC. These settlements relate to the Company's accounting for certain transactions with Bertelsmann, A.G. Under these settlements, the three officers agree, without admitting or denying the SEC's allegations, to the entry of an administrative order that they cease and desist from any future violations of certain reporting provisions of the securities laws. The agreements do not require any suspension, bar or penalties to be imposed on these individuals, who will continue to work for the Company in their current capacities.

     A copy of the press release is furnished with this Report as Exhibit 99.1.


Item  9.01  Financial Statements and Exhibits.

Exhibit          Description
-------         -------------

99.1             Press release, dated March 21, 2005, issued by Time Warner Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TIME WARNER INC.


                                           By: /s/ Wayne H. Pace
                                              ---------------------------------
                                           Name:   Wayne H. Pace
                                           Title:  Executive Vice President and
                                                   Chief Financial Officer


  Date:  March 22, 2005

                                  EXHIBIT INDEX


Exhibit          Description
-------         -------------

99.1             Press release, dated March 21, 2005, issued by Time Warner Inc.